           		 As filed with the Securities and Exchange Commission
		                         		on June 26, 1997

                                   						     Registration No. 333-_____



                			 SECURITIES AND EXCHANGE COMMISSION
			                      Washington, D. C. 20549

                       				     FORM S-8

               			    REGISTRATION STATEMENT UNDER
			                    THE SECURITIES ACT OF 1933

               			      BOSTON TECHNOLOGY, INC.
	           (Exact name of issuer as specified in its charter)

      	   Delaware                                            04-3073385
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                          Identification Number)

100 Quannapowitt Parkway, Wakefield, Massachusetts               01880
(Address of Principal Executive Offices)                       (Zip Code)

               			     1996 STOCK INCENTIVE PLAN
			                     (Full title of the Plan)

               			     David A. Westenberg, Esq.
			                     c/o Hale and Dorr LLP
			                      	60 State Street
			                   Boston, Massachusetts 02109
		                (Name and address of agent for service)


                        				(617) 526-6000
	       (Telephone number, including area code, of agent for service)



               			  CALCULATION OF REGISTRATION FEE
						                                                 	Proposed
				                                 Proposed           maximum            Amount of
Title of securities   Amount to be   maximum offering   aggregate          registration
to be registered       registered    price per share    offering price     fee


Common Stock,           2,000,000    $ 30.25 (1)        $ 60,500,000.00(1) $ 20,862.07
$.001 par               shares
value

(1)Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Common Stock on the New York Stock Exchange on June 20, 1997 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.

            		      Statement of Incorporation by Reference

	This Registration Statement on Form S-8 incorporates by reference the contents of PART I and PART II of the Registration Statement on Form S-8, File No. 333-6863, filed by the Registrant with the Commission on June 25, 1996, relating to the Registrant's 1996 Stock Incentive Plan.

SIGNATURES

	Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Wakefield, Massachusetts on the 26th day of June, 1997.


				 BOSTON TECHNOLOGY, INC.


				 By: /s/ Francis E. Girard
				     -------------------
					 Francis E. Girard
					 President and Chief
					 Executive Officer


                    			       POWER OF ATTORNEY

	We, the undersigned officers and directors of Boston Technology, Inc., hereby severally constitute Carol B. Langer, A.K. Wnorowski and David A. Westenberg, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Boston Technology, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

	Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature                           Title                       Date
	---------                       --------------                 ------
/s/ Francis E. Girard                  Director, President, and        )
---------------------                  Chief Executive Officer         )
Francis E. Girard                      (principal executive officer)   )
                                                        								       )
								                                                               )
								                                                               )
/s/ Carol B. Langer                    Senior Vice President           )
-------------------                    of Finance,                     )
Carol B. Langer                        Chief Financial Officer         )
				                                   Treasurer, and Secretary        )
				                                   (principal financial officer)   )
								                                                               )
								                                                               )
/s/ David J. Beauregard                Assistant Vice President        )
-----------------------                of Finance                      )
David J. Beauregard                    Corporate Controller            )
				                                   (principal accounting           )
			                                   		 officer)                      )
								                                                               )
/s/ Greg C. Carr                       Director                        ) June 26, 1997
----------------                                                       )
Greg C. Carr                                                           )
								                                                               )
/s/ Richard J. Coonaughton             Director                        )
--------------------------                                             )
Richard J. Connaughton                                                 )
								                                                               )
/s/ Herman B. Leonard                  Director                        )
---------------------                                                  )
Herman B. Leonard                                                      )
								                                                               )
/s/ Joseph E. Norberg                  Director                        )
---------------------                                                  )
Joseph E. Norberg                                                      )
								                                                               )
/s/ Robert J. Slezak                   Director, Executive Vice        )
--------------------                   President, Technology and       )
Robert J. Slezak                       Marketing                       )
								                                                               )
/s/ Richard K. Snelling                Director                        )
-----------------------                                                )
Richard K. Snelling                                                    )
								                                                               )

                            				 Exhibit Index



   Exhibit
   Number       Description

   3.1 (1)      Certificate of Incorporation, as amended,
              		of the Registrant

   3.2 (2)      By-Laws of the Registrant

   5.1          Opinion of Hale and Dorr LLP

  23.1          Consent of Hale and Dorr LLP (included in
              		Exhibit 5.1)

  23.2          Consent of Coopers & Lybrand L.L.P.

  24.1          Power of Attorney (included on the signature
              		page of this Registration Statement)





___________________________

(1) Incorporated herein by reference from the Registrant's Quarterly Report on Form 10-Q for the quarter ended July 31, 1995.

(2) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 33-32134).